UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-49950

Date of Report: November 9, 2006

TRITON PETROLEUM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	98-1232018
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14 Garrison Inn Lane, Garrison, New York	10524
(Address of principal executive offices)	(Zip Code)

845-424-4100

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On November 9, 2006 Triton Petroleum Group retained the firm of Paritz & Company, P.A. to audit Triton Petroleum Group’s financial statements for the year ended December 31, 2006.  At no time during the past two fiscal years or any subsequent period did Triton Petroleum Group consult with Paritz & Company regarding any matter of accounting policy or practice, any issue relating to the financial statements of Triton Petroleum Group, or the type of audit opinion that might be rendered for Triton Petroleum Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON PETROLEUM GROUP, INC.

Dated: November 13, 2006

By:/s/ Michael Margolies

     Michael Margolies, Chief Executive Officer